                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Vance D. Coffman                                  June 26, 1998
-------------------
Vance D. Coffman
Chairman and Chief Executive Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Marcus C. Bennett                                 June 26, 1998
--------------------
Marcus C. Bennett
Executive Vice President, Chief Financial
Officer and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Todd J. Kallman                                   June 26, 1998
------------------
Todd J. Kallman
Chief Accounting Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Norman R. Augustine                               June 26, 1998
----------------------
Norman R. Augustine
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Lynne V. Cheney                                   June 26, 1998
------------------
Lynne V. Cheney
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/James F. Gibbons                                  June 26, 1998
-------------------
James F. Gibbons
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Edward E. Hood, Jr.                               June 26, 1998
----------------------
Edward E. Hood, Jr.
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Caleb B. Hurtt                                    June 26, 1998
-----------------
Caleb B. Hurtt
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Gwendolyn S. King                                 June 26, 1998
--------------------
Gwendolyn S. King
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Vincent N. Marafino                               June 26, 1998
----------------------
Vincent N. Marafino
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Frank Savage                                      June 26, 1998
---------------
Frank Savage
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Peter B. Teets                                    June 26, 1998
-----------------
Peter B. Teets
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Carlisle A.H. Trost                               June 26, 1998
----------------------
Carlisle A.H. Trost
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/James R. Ukropina                                 June 26, 1998
--------------------
James R.Ukropina
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more post-effective amendments (and amendments thereto) to registration statements ("Existing Registration Statements") previously filed by Lockheed Martin Corporation ("Lockheed Martin") on Form S-8 under the Securities Act of 1933, as amended, (the "Securities Act") and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The post-effective amendments are to be filed for the purpose of deregistering shares of common stock of Lockheed Martin registered by Lockheed Martin on the Existing Registration Statements for use in connection with the employee benefit plans listed below a portion of which common stock is now required to be deregistered as such plans will no longer be maintained by Lockheed Martin and such common stock will consequently not be issued. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     (i)  Lockheed Martin Tactical Systems Master Savings Plan
    (ii)  Lockheed Martin Tactical Defense Systems Savings Plan
   (iii)  Lockheed Martin Fairchild Corp. Savings Plan
    (iv)  Lockheed Martin Librascope Retirement Savings Plan
     (v)  Lockheed Martin IR Imaging Systems, Inc. Savings Plan
    (vi)  Lockheed Martin Vought Systems Corporation Capital Accumulation Plan
   (vii)  Lockheed Martin Aerospace Savings Plan

/s/Douglas C. Yearley                                June 26, 1998
---------------------
Douglas C. Yearley
Director
                                      -21-